Exhibit 99.1

Spartan Acquisition Corp. III Announces the Separate Trading of its Class A Common Stock and Warrants, Commencing April 1, 2021

NEW YORK, April 1, 2021 — Spartan Acquisition Corp. III (NYSE: SPAQ.U) (the “Company”) announced that, commencing April 1, 2021, holders of the units sold in the Company’s initial public offering may elect to separately trade the shares of Class A common stock and warrants included in the units. The shares of Class A common stock and warrants that are separated will trade on the New York Stock Exchange (the “NYSE”) under the symbols “SPAQ” and “SPAQ.WS,” respectively. Those units not separated will continue to trade on the NYSE under the symbol “SPAQ.U.” Holders of the units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ units into shares of Class A common stock and redeemable warrants.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus. Copies of the prospectus may be obtained from Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, North Carolina 27560, Telephone: (800) 221-1037, email: usa.prospectus@credit-suisse.com; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or by telephone at (800) 831-9146; or Cowen and Company, LLC c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY, 11717, Attn: Prospectus Department, by email at PostSaleManualRequests@broadridge.com or by telephone at (833) 297-2926.

Spartan Acquisition Corp. III

Spartan Acquisition Corp. III was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. The Company intends to focus its search for a target business in the energy value chain in North America, with a particular focus on opportunities aligned with energy transition and sustainability themes. The Company is sponsored by Spartan Acquisition Sponsor III LLC, which is owned by a private investment fund managed by an affiliate of Apollo Global Management, Inc. (NYSE: APO).

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts

For investors please contact:

info@spartanspaciii.com

For media inquiries please contact:

communications@apollo.com